Exhibit 10.4

MASTER SECURITY AGREEMENT

To: Biometrics Investors, L.L.C., a Delaware limited liability company
5111 Maryland Way, Suite 201
Brentowood, Tennessee 37027

Date: March 30, 2007

To Whom It May Concern:

Biometrics Investors, L.L.C. (the "Lender") is the holder of a note which was made by Sequiam Corporation, a California Corporation (the "Borrower") and which has an outstanding balance as of the date of this Security Agreement, including principal and accrued interest, of $3,965,119.00 (the "Prior Note"). Subject to the terms and conditions of that certain Agreement dated as of the date hereof (the "Agreement") among Lender, as lender, and Borrower, as borrower, Lender has agreed to extend a term loan to Borrower in the amount of $2,500,000 ("Term Loan A") which loan would be consolidated with the indebtedness evidenced by the Prior Note and evidenced by a new note in the face amount of $6,500,000 ("Term Note A"). Subject to the terms and conditions of the Agreement, Lender is scheduled to extend a separate term loan to Borrower in the amount of $5,000,000 ("Term Loan B" and collectively with Term Loan A, the "Loans") evidenced by a note in such amount ("Term Note B"). As security for the Loans, each of the undersigned (jointly and severally referred to as "Guarantors" or "the undersigned"), pursuant to that certain Subsidiary Guaranty dated as of the date hereof (the "Subsidiary Guaranty"), have unconditionally guarantied to the Lender, its successors, endorsees and assigns the prompt payment when due (whether by acceleration or otherwise) of all present and future obligations and liabilities of any and all kinds of Borrower to the Lender and of all instruments of any nature evidencing or relating to any such obligations and liabilities upon which Borrower or one or more parties and Borrower is or may become liable to the Lender, whether incurred by Borrower as maker, endorser, drawer, acceptor, guarantors, accommodation party or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint or several, and however or whenever acquired by the Lender. To secure the Guarantors obligations under the Subsidiary Gauranty, the Guarantors now wish to enter into this Master Security Agreement (the "Security Agreement"). Previously, the Guarantors and the Borrower had executed that certain Amended and Restated Master Security Agreement in favor of Lee Harrison Corbin, Attorney in-Fact for the Trust Under the Will of John Svenningsen (“the Trust”) dated as of May 18, 2005 (the “Prior Agreement”). The Trust has assigned all of its rights under the Original Agreement to the Lender such that the Lender now stands in place of the Trust thereunder. In connection with the Subsidiary Guaranty and the Agreement, the Lender and the Guarantors now wish to enter into this new Security Agreement (in addition to, and not in replacement of, the Prior Agreement) as provided herein.

1. To secure the payment of all Obligations (as hereafter defined), each of the undersigned parties (other than Lender) and each other entity that is required to enter into this Master Security Agreement (each an "Assignor" and, collectively, the "Assignors") hereby assigns and grants to Lender a continuing security interest in all of the following property now owned or at any time hereafter acquired by any Assignor, or in which any Assignor now have or at any time in the future may acquire any right, title or interest (the "Collateral"): all cash, cash equivalents, accounts, inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles (including, without limitation, payment intangibles and an absolute right to license on terms no less favorable than those currently in effect among our affiliates), chattel paper, supporting obligations, investment property (including, without limitation, all equity interests owned by any Assignor), letter-of-credit rights, trademarks and tradestyles, patents, copyrights and other intellectual property in which any Assignor now have or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefore. In the event any Assignor wishes to finance the acquisition in the ordinary course of business of any hereafter acquired equipment and have obtained a commitment from a financing source to finance such equipment from an unrelated third party, Lender agrees to release its security interest on such hereafter acquired equipment so financed by such third party financing source. Except as otherwise defined herein, all capitalized terms used herein shall have the meaning provided such terms in the Agreement.

2. The term "Obligations" as used herein shall mean and include all debts, liabilities and obligations owing by each Assignor to Lender arising under, out of, or in connection with the Subsidiary Guaranty and in connection with any documents, instruments or agreements relating to or executed in connection with therewith or any documents, instruments or agreements referred to therein or otherwise, and in connection with any other indebtedness, obligations or liabilities of any Assignor to Lender, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise, in each case, irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against any Assignor under Title 11, United States Code, including, without limitation, obligations or indebtedness of each Assignor for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case

3. Each Assignor hereby jointly and severally represents, warrants and covenants to Lender that:

(a)  it is a corporation, partnership or limited liability company, as the case may be, validly existing, in good standing and organized under the respective laws of its jurisdiction of organization set forth on Schedule A, and each Assignor will provide the Trust thirty (30) days' prior written notice of any change in any of its respective jurisdiction of organization;

(b) its legal name is as set forth in its respective Articles of Incorporation or other organizational document (as applicable) as amended through the date hereof and as set forth on Schedule A, and it will provide the Trust thirty (30) days' prior written notice of any change in its legal name;

(c) its organizational identification number (if applicable) is as set forth on Schedule A hereto, and it will provide the Trust thirty (30) days' prior written notice of any change in any of its organizational identification number;

(d) the Prior Agreement is in full force and effect and, as of the date hereof, the enforcement of the Prior Agreement against the Assignors is subject to no defenses of any kind;

(e) it is the lawful owner of the respective Collateral and it has the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities;

(f) it will keep its respective Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature ("Encumbrances"), except (i) Encumbrances securing the Obligations, (ii) to the extent said Encumbrance does not secure indebtedness in excess of $100,000 and such Encumbrance is removed or otherwise released within ten (10) days of the creation thereof, (iii) liens of warehousemen, mechanics, materialmen, workers, repairmen, common carriers, or landlords, liens for taxes, assessments or other governmental charges, and other similar liens arising by operation of law, in each case arising in the ordinary course of business and for amounts that are not yet due and payable or which are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and for which an adequate reserve or other appropriate provision shall have been made to the extent required by generally accepted accounting principals, and (iv) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation (collectively, the "Permitted Encumbrances");

(g) it will, at its and the other Assignors joint and several cost and expense use commercially reasonable efforts to keep the Collateral in good state of repair (ordinary wear and tear excepted) and will not waste or destroy the same or any part thereof other than ordinary course discarding of items no longer used or useful in its or such other Assignors’ business;

(h) it will not without Lender's prior written consent, sell, exchange, lease or otherwise dispose of the Collateral, whether by sale, lease or otherwise, except for the sale of inventory in the ordinary course of business and for the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out equipment or equipment no longer necessary for its ongoing needs, having an aggregate fair market value of not more than $25,000 and only to the extent that:

(i) the proceeds of any such disposition are used to acquire replacement Collateral which is subject to Lender's first priority perfected security interest, or are used to repay Obligations or to pay general corporate expenses; and

(ii) following the occurrence of an Event of Default which continues to exist the proceeds of which are remitted to Lender to be held as cash collateral for the Obligations;

(i) it will insure or cause the Collateral to be insured in Lender's name against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as Lender shall specify, in amounts and under policies which are customary for similarly situated businesses, and by insurers acceptable to Lender, and all premiums thereon shall be paid by such Assignor and the policies delivered to Lender. If any such Assignor fails to do so, Lender may procure such insurance and the cost thereof shall be promptly reimbursed by the Assignors, jointly and severally, and shall constitute Obligations;

(j) it will at all reasonable times and upon reasonable advance notice to such Assignor allow Lender or Lender's representatives free access to and the right of inspection of the Collateral;

(k) such Assignor (jointly and severally with each other Assignor) hereby indemnifies and holds Lender harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys' fees, that Lender may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations and/or in the enforcement of this Master Security Agreement or in the prosecution or defense of any action or proceeding either against Lender or any Assignor concerning any matter growing out of or in connection with this Master Security Agreement, and/or any of the Obligations and/or any of the Collateral except to the extent caused by Lender's own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and nonappealable decision).

4. The occurrence of any of the following events or conditions shall constitute an "Event of Default” under this Master Security Agreement:

(a) Breach of any covenant, warranty, representation or statement made or furnished to Lender by any Assignor or on any Assignor’s benefit was false or misleading in any material respect when made or furnished, and if subject to cure, shall not be cured for a period of thirty (30) days;

(b) the loss, theft, substantial damage, destruction, sale or encumbrance to or of any of the Collateral or the making of any levy, seizure or attachment thereof or thereon except to the extent:

(i) such loss is covered by insurance proceeds which are used to replace the item or repay Lender; or

(ii) said levy, seizure or attachment does not secure indebtedness in excess of $100,000 and such levy, seizure or attachment has not been removed or otherwise released within ten (10) days of the creation or the assertion thereof;

(b) any Assignor shall become insolvent, cease operations, dissolve, terminate our business existence, make an assignment for the benefit of creditors, suffer the appointment of a receiver, trustee, liquidator or custodian of all or any part of Assignors’ property;

(c) any proceedings under any bankruptcy or insolvency law shall be commenced by or against any Assignor and if commenced against any Assignor shall not be dismissed within forty-five (45) days;

(d) the Borrower shall repudiate, purport to revoke or fail to perform any or all of its obligations under Term Note A, Term Note B, or the Agreement (after passage of applicable cure period, if any); or

(e) an Event of Default shall have occurred under and as defined in any Document, after giving effect to any applicable cure or grace period.

5. Upon the occurrence of any Event of Default and at any time thereafter, Lender may declare all Obligations immediately due and payable and Lender shall have the remedies of a secured party provided in the Uniform Commercial Code as in effect in the State of Illinois, Security Agreement and other applicable law. Upon the occurrence of any Event of Default and at any time thereafter Lender will have the right to take possession of the Collateral and to maintain such possession on our premises or to remove the Collateral or any part thereof to such other premises as Lender may desire. Upon Lender's request, each of the Assignors shall assemble or cause the Collateral to be assembled and make it available to Lender at a place designated by Lender. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten (10) days before such disposition, postage prepaid, addressed to any Assignor either at such Assignor’s address shown herein or at any address appearing on Lender's records for such Assignor. Any proceeds of any disposition of any of the Collateral shall be applied by Lender to the payment of all expenses in connection with the sale of the Collateral, including reasonable attorneys' fees and other legal expenses and disbursements and the reasonable expense of retaking, holding, preparing for sale, selling, and the like, and any balance of such proceeds may be applied by Lender toward the payment of the Obligations in such order of application as Lender may elect, and each Assignor shall be liable for any deficiency.

6. If any Assignor defaults in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on such Assignor’s part to be performed or fulfilled under or pursuant to this Master Security Agreement, Lender may, at its option without waiving its right to enforce this Master Security Agreement according to its terms, immediately or at any time thereafter and without notice to any Assignor, perform or fulfill the same or cause the performance or fulfillment of the same for each Assignor’s joint and several account and at each Assignor’s joint and several cost and expense, and the cost and expense thereof (including reasonable attorneys' fees) shall be added to the Obligations and shall be payable on demand with interest thereon at the highest rate permitted by law.

7. Each Assignor appoints Lender, any of Lender's officers, employees or any other person or entity whom Lender may designate as our attorney, with power to execute such documents in each of our behalf and to supply any omitted information and correct patent errors in any documents executed by any Assignor or on any Assignor’s behalf; to file financing statements against us covering the Collateral; to sign our name on public records; and to do all other things Lender deems necessary to carry out this Master Security Agreement. Each Assignor hereby ratifies and approves all acts of the attorney and neither lender nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). This power being coupled with an interest, is irrevocable so long as any Obligations remains unpaid. Furthermore, in connection with the filing of any financing statements, the Collateral may be described in any such financing statements as "all assets" and/or "all personal property", whether now owned and/or hereafter acquired.

8. No delay or failure on Lender's part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by Lender and then only to the extent therein set forth, and no waiver by Lender of any default shall operate as a waiver of any other default or of the same default on a future occasion. Lender's books and records containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, shall be binding upon each Assignor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof. Lender shall have the right to enforce any one or more of the remedies available to Lender, successively, alternately or concurrently. Each Assignor agrees to join with Lender in executing financing statements or other instruments to the extent required by the Uniform Commercial Code in form satisfactory to Lender and in executing such other documents or instruments as may be required or deemed necessary by Lender for purposes of affecting or continuing Lender's security interest in the Collateral.

9. This Master Security Agreement shall be governed by and construed in accordance with the laws of the State of Illinois and cannot be terminated orally. All of the rights, remedies, options, privileges and elections given to Lender hereunder shall inure to the benefit of Lender's successors and assigns. The term "Lender" as herein used shall include Lender, any parent of Lender, any of the Lender's subsidiaries and any co-subsidiaries of the Lender's parent, whether now existing or hereafter created or acquired, and all of the terms, conditions, promises, covenants, provisions and warranties of this Security Agreement shall inure to the benefit of and shall bind the representatives, successors and assigns of each Assignor and each of the foregoing. Lender and each Assignor hereby (a) waive any and all right to trial by jury in litigation relating to this Security Agreement and the transactions contemplated hereby and each Assignor agrees not to assert any counterclaim in such litigation, (b) submit to the nonexclusive jurisdiction of any Illinois State court sitting in the County of Cook, the city of Chicago and (c) waive any objection Lender or each Assignor may have as to the bringing or maintaining of such action with any such court.

10. All notices from Lender to any Assignor shall be sufficiently given if mailed or delivered to such Assignor’s address set forth below.

11. This Master Security Agreement and the security interests granted by the Assignors hereunder shall terminate upon the provision by Lender of written confirmation to the Borrower that (x) all indebtedness obligations owed by any Assignor to Lender have been repaid in full (including, without limitation, all principal, interest and fees related to the Term Note, any indebtedness referred to in the Agreement and any other indebtedness outstanding at such time and owed toLender) and (y) all commitments by Lender to fund any indebtedness have been terminated in their entirety.

12. This Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

Very truly yours,

SEQUIAM SOFTWARE, INC.

By:

Name: Nicholas VandenBrekel

Title: CEO

Address: 300 Sunport Lane
Orlando, FL 32809

SEQUIAM BIOMETRICS, INC.

By:

Name: Nicholas VandenBrekel

Title: CEO

Address: 300 Sunport Lane
Orlando, FL 32809

SEQUIAM EDUCATION, INC.

By:

Name: Nicholas VandenBrekel

Title: CEO

Address: 300 Sunport Lane
Orlando, FL 32809

SEQUIAM SPORTS, INC.

By:

Name: Nicholas VandenBrekel

Title: CEO

Address: 300 Sunport Lane
Orlando, FL 32809

FINGERPRINT DETECTION TECHNOLOGIES, INC.

By:

Name: Nicholas VandenBrekel

Title: CEO

Address: 300 Sunport Lane
Orlando, FL 32809

CONSTELLATION BIOMETRICS CORPORATION

By:

Name: Nicholas VandenBrekel

Title: CEO

Address: 300 Sunport Lane
Orlando, FL 32809

BIOMETRIC SECURITY (PTY) LTD.

By:

Name: Nicholas VandenBrekel

Title: Director

Address: 300 Sunport Lane
Orlando, FL 32809

SEQUIAM EAST, INC. (F/K/A MAGSTONE INNOVATION, INC.)

By:

Name: Nicholas VandenBrekel

Title: Deputy General Manager

Address: 300 Sunport Lane
Orlando, FL 32809

ACKNOWLEDGED:

BIOMETRICS INVESTORS, L.L.C.

By:

Name: Roger Brown

Title: Manager

SCHEDULE A

Entity	Employer Identification #	Place of Incorporation
Sequiam Software, Inc.	33-0998899	CA
Sequiam Biometrics, Inc.	06-1691143	FL
Sequiam Education, Inc.	41-2097750	FL
Sequiam Sports, Inc.	59-3650544	DE
Fingerprint Detection Technologies, Inc.	20-1115746	FL
Constellation Biometrics Corporation	20-1998878	FL
Biometric Security (Pty) Ltd.	2005/005066/07	South Africa
Sequiam East, Inc. (f/k/a Magstone Innovation, Inc.)	1164611	China